Exhibit 10.19
SCHEDULE OF NAMED EXECUTIVE OFFICERS WHO HAVE ENTERED INTO THE FORM OF AMENDED AND RESTATED EMPLOYMENT AGREEMENT AND FORM OF AMENDMENT
NAME
Frank P. Simpkins
Kevin R. Walling
Philip H. Weihl
Gary W. Weismann